                                                                    Exhibit 99.3

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------

 Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                     Document        Explanation
REQUIRED DOCUMENTS                                                                    Form No.       Attached         Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1              Yes               No
    Bank Reconciliation (or copies of debtor's bank reconciliations)                MOR-1 (CON'T)      Yes               No
    Copies of bank statements                                                                          Yes               No
    Cash disbursements journals                                                                        Yes               No
Statement of Operations                                                             MOR-2              Yes               No
Balance Sheet                                                                       MOR-3              Yes               No
Status of Postpetition Taxes                                                        MOR-4              Yes               No
    Copies of IRS Form 6123 or payment receipt                                                          No               No
    Copies of tax returns filed during reporting period                                                 No               No
Summary of Unpaid Postpetition Debts                                                MOR-4              Yes               No
    Listing of aged accounts payable                                                                   Yes               No
Accounts Receivable Reconciliation and Aging                                        MOR-5              Yes               No
Debtor Questionnaire                                                                MOR-5              Yes               No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                                    Date


_______________________________________
Signature of Joint Debtor                              Date

---------------------------------------
Signature of Authorized Individual*                    Date

John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

                                                                     BANK ACCOUNTS                                  CURRENT MONTH
                                          OPER.        PAYROLL      TAX    OTHER (1)     OTHER (2)  OTHER (3)     ACTUAL  PROJECTED
CASH BEGINNING  OF MONTH                     $107.9

RECEIPTS
CASH SALES                                                                                                                        -
ACCOUNTS RECEIVABLE                                                                                                               -
LOANS AND ADVANCES                                                                                                                -
SALE OF ASSETS                                                                                                                    -
From Congress Bank / Due to ZB Co, Inc.      $250.0                                                                   250
TRANSFERS (FROM DIP ACCTS)                                                                                                        -

    TOTAL RECEIPTS                           $250.0    $    -    $    -        $    -    $    -          $    -   $   250

DISBURSEMENTS
NET PAYROLL                                                                                                                       -
PAYROLL TAXES                                                                                                                     -
SALES, USE, & OTHER TAXES                    $ 42.3                                                                    42
INVENTORY PURCHASES                                                                                                               -
SECURED/ RENTAL/ LEASES                                                                                                           -
INSURANCE                                                                                                                         -
ADMINISTRATIVE                               $  0.7                                                                     1
SELLING                                      $  1.1                                                                     1
OTHER (ATTACH LIST)                                                                                                               -
                                                                                                                                  -
OWNER DRAW *                                                                                                                      -
TRANSFERS (TO DIP ACCTS)                                                                                                          -
TRANSFERS TO TRUST ACCT                                                                                                           -
PROFESSIONAL FEES                                                                                                                 -
U.S. TRUSTEE QUARTERLY FEES                                                                                                       -
COURT COSTS                                                                                                                       -
TOTAL DISBURSEMENTS                          $ 44.1    $    -    $    -        $    -    $    -          $    -        44

NET CASH FLOW                                $205.9    $    -    $    -        $    -    $    -          $    -   $   206
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                          $313.8    $    -    $    -        $    -    $    -          $    -   $ 313.8

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS
  LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts) TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                          Debtor

  Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)

                              BANK RECONCILIATIONS

                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                 Operating        Payroll               Tax                 Other
                                              #                 #                 #                    #
BALANCE PER BOOKS

BANK BALANCE

(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)          SEE RECONCILIATIONS ATTACHED.
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                            Date   Amount    Date    Amount     Date     Amount     Date      Amount






CHECKS OUTSTANDING                             Ck. #  Amount    Ch. #   Amount     Ck. #    Amount     Ck. #     Amount




OTHER

                                                              FORM MOR-1 (CON'T)
                                                                (9/99)

In re Zany Brainy, Inc.                                        Case No. 01-1749
      -----------------                                                 -------
                         Debtor

 Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                           Cumulative
REVENUES                                                                          Month                  Filing to Date
Gross Revenues                                                                            $    0.0              $  87,674.9
Less:  Returns and Allowances                                                             $    0.0                ($5,076.7)
                                                                                  ----------------          ---------------
Net Revenue                                                                               $    0.0              $  82,598.2
COST OF GOODS SOLD
Beginning Inventory                                                                       $    0.0              $ 105,333.3
Add: Purchases                                                                            $    0.0              $  52,360.7
Add: Cost of Labor                                                                        $    0.0              $       0.0
Add: Other Costs (attach schedule)                                                        $    0.0              $       0.0
Less: Ending Inventory                                                                    $    0.0              $ 104,755.7
                                                                                  ----------------         ----------------
Cost of Goods Sold                                                                        $    0.0              $  52,938.4
                                                                                  ----------------         ----------------
Gross Profit                                                                              $    0.0              $  29,659.8
OPERATING EXPENSES
Advertising                                                                               $    0.0              $   5,003.1
Auto and Truck Expense                                                                    $    0.0              $       0.0
Bad Debts                                                                                 $    0.0                    ($1.1)
Contributions                                                                             $    0.0              $       0.0
Employee Benefits Programs                                                                $    0.0              $   1,961.1
Insider Compensation*                                                                     $    8.5              $     238.2
Insurance & Insurance Consulting                                                          $    0.0              $     289.8
Management Fees/Bonuses                                                                   $    0.0              $      73.4
Office Expense                                                                            $    0.0              $      22.3
Pension & Profit-Sharing Plans                                                            $    0.0              $       0.0
Repairs and Maintenance                                                                   $    0.0              $     905.4
Rent and Lease Expense                                                                    $    0.0              $  13,515.8
Salaries/Commissions/Fees                                                                 $    0.0              $  15,050.8
Supplies                                                                                  $    0.7              $   1,045.4
Taxes - Payroll                                                                           $    0.0              $   1,144.6
Taxes - Real Estate                                                                       $    0.0              $   1,720.1
Taxes - Other                                                                             $   42.3              $     133.9
Travel and Entertainment                                                                  $    0.0              $     477.5
Utilities                                                                                 $    0.0              $   2,222.3
Other (attach schedule)                                                                   $    1.1              $  19,955.3
                                                                                  ----------------         ----------------
Total Operating Expenses Before Depreciation                                              $   52.5              $  63,757.9
Depreciation/Depletion/Amortization                                                       $    0.0              $   4,833.0
                                                                                  ----------------         ----------------
Net Profit (Loss) Before Other Income & Expenses                                            ($52.5)              ($38,931.1)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                            $    0.0              $       0.0
Interest Expense                                                                          $    0.0              $   5,696.6
Other Expense (attach schedule)                                                           $    0.0              $   3,549.8
                                                                                  ----------------         ----------------
Net Profit (Loss) Before Reorganization Items                                               ($52.5)              ($48,177.5)
REORGANIZATION ITEMS
Professional Fees                                                                         $   76.5              $   4,291.1
U. S. Trustee Quarterly Fees                                                              $    0.0              $      11.3
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)              $    0.0              $       0.0
Gain (Loss) from Sale of Equipment                                                        $    0.0              $       0.0
Other Reorganization Expenses (attach schedule)                                           $    0.0              $      12.5
                                                                                  ----------------         ----------------
Total Reorganization Expenses                                                             $   76.5              $   4,314.8
Income Taxes                                                                              $    0.0              $       0.0
                                                                                  ----------------         ----------------
Net Profit (Loss)                                                                          ($129.1)              ($52,492.3)
                                                                                  ================         ================


*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                           (9/99)

In re Zany Brainy, Inc.                                        Case No. 01-1749
      -----------------
                         Debtor
 Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)


                  STATEMENT OF OPERATIONS - continuation sheet
                                     (000s)

                                                               Cumulative
BREAKDOWN OF "OTHER" CATEGORY           Month                Filing to Date

Other Costs
Accounting Fees                                         -          $    210.8
Armored Car Fees                                        -               153.6
Bank Service Charges                                    -               172.4
Budget Contingency                                      -                 5.2
Company Meetings and Functions                          -                41.0
Conferences & Conventions                               -                26.4
Consulting Fees                                         -                52.0
Credit Card Fees                                        -             1,163.1
Employee Relocation                                     -                24.6
Freight/Postage/Shipping                                -             1,614.1
Inventory Fees                                          -               119.7
Inventory Adjustments                                   -            14,432.8
Legal Fees                                              -                37.2
Miscellaneous                                         1.1             1,567.8
Other                                                   -                65.6
Other Professional Fees                                 -                60.4
Payroll Processing Fees                                 -                79.2
Recruiting                                              -                71.7
Temporary Services                                      -                86.9
Unicap Adjustment/Other                                 -               (92.5)
Training                                                -                 4.2
                                        -----------------   -----------------

                                                   $ 1.10          $ 19,896.1
                                        =================   =================
Other Operational Expenses
Bankruptcy Services                                $  0.0          $      0.0
Stock Transfer Agent                               $  0.0          $      0.0
Legal Notice Publication                           $  0.0          $      0.0
                                        -----------------   -----------------
                                                   $  0.0          $      0.0
                                        =================   =================

Other Income
None




Other Expenses
Royalty Expense                                         -          $  3,549.8
                                        -----------------   -----------------

                                                        -          $  3,549.8
                                        =================   =================
Other Reorganization Expenses
Bankruptcy Services, LLC                                -
                                        -----------------

                                        -----------------
                                                        -
                                        =================




Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CON'T)
                                                              (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                        Debtor

  Reporting Period: Fiscal November, 2001(November 4, 2001 to December 1, 2001)

                                  BALANCE SHEET
                                     (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                             BOOK VALUE AT END OF              BOOK VALUE ON
                        ASSETS                                             CURRENT REPORTING MONTH             PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                           $                313.9     $               1,676.0
Restricted Cash and Cash Equivalents (see continuation sheet)                                    -                       407.0
Accounts Receivable (Net)                                                                        -                     2,117.0
Notes Receivable                                                                           8,300.0                           -
Inventories                                                                                1,600.0                    98,650.4
Prepaid Expenses                                                                                 -                     3,885.0
Professional Retainers                                                                           -                           -
Other Current Assets (attach schedule)                                                     4,675.0                           -
                                                                           ------------------------   -------------------------
TOTAL CURRENT ASSETS                                                        $             14,888.9     $             106,735.4
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                   -                           -
Machinery and Equipment                                                                          -                    36,010.7
Furniture, Fixtures and Office Equipment                                                         -                    48,695.2
Leasehold Improvements                                                                           -                    38,014.0
Vehicles                                                                                         -
Less Accumulated Depreciation                                                                    -                   (60,291.0)
                                                                           ------------------------   -------------------------
TOTAL PROPERTY & EQUIPMENT                                                  $                    -     $              62,428.9
OTHER ASSETS
Loans to Insiders*                                                                               -                           -
Other Assets (attach schedule)                                                                   -                     1,391.0
                                                                           ------------------------   -------------------------
TOTAL OTHER ASSETS                                                          $                    -     $               1,391.0

TOTAL ASSETS                                                                $             14,888.9     $             170,555.3
                                                                           ========================   =========================

                                                                             BOOK VALUE AT END OF              BOOK VALUE ON
            LIABILITIES AND OWNER EQUITY                                   CURRENT REPORTING MONTH             PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                 -                           -
Taxes Payable (refer to FORM MOR-4)                                                              -                           -
Wages Payable                                                                                 12.8                           -
Notes Payable                                                                                    -                           -
Rent / Leases - Building/Equipment                                                               -                           -
Secured Debt / Adequate Protection Payments                                                      -                           -
Professional Fees                                                                            429.1                           -
Amounts Due to Insiders*                                                                         -                           -
Other Postpetition Liabilities (attach schedule)                                             257.2                           -
                                                                           ------------------------   -------------------------
TOTAL POSTPETITION LIABILITIES                                              $                699.1     $                     -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt                                                                                     -                    46,404.0
Priority Debt                                                                                    -                       953.0
Unsecured Debt                                                                           246,295.2                   253,801.0
                                                                           ------------------------   -------------------------
TOTAL PRE-PETITION LIABILITIES                                              $            246,295.2     $             301,158.0

TOTAL LIABILITIES                                                           $            246,994.4     $             301,158.0
OWNER EQUITY
Capital Stock                                                                                323.1                       323.0
Additional Paid-In Capital                                                               145,336.3                   145,336.3
Partners' Capital Account                                                                        -                           -
Owner's Equity Account                                                                           -                           -
Retained Earnings - Pre-Petition                                                         (96,741.9)                 (101,365.0)
Retained Earnings - Postpetition                                                         (52,492.3)                          -
Adjustments to Owner Equity (attach schedule)                                           (228,530.8)                 (174,897.0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)                             -                           -
                                                                           ------------------------   -------------------------
NET OWNER EQUITY                                                            $           (232,105.5)    $            (130,602.7)

TOTAL LIABILITIES AND OWNERS' EQUITY                                        $             14,888.9     $             170,555.3
                                                                           ========================   =========================

                                                                            $                  (0.0)

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-3
                                                                     (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                        Debtor

 Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)


                       BALANCE SHEET - continuation sheet
                                     (000s)

                                                                        BOOK VALUE AT END OF          BOOK VALUE ON
                         ASSETS                                       CURRENT REPORTING MONTH         PETITION DATE
Other Current Assets
None

Other Assets
1,100,000 shares RTST stock                                           $                4,675.0      $                292.0
                                                                     -------------------------    -------------------------

              Total Other Assets                                      $                4,675.0      $              1,391.0
                                                                     =========================    =========================

                                                                        BOOK VALUE AT END OF          BOOK VALUE ON
             LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH            PETITION DATE
Other Postpetition Liabilities

Accrued Sales tax                                                     $                      -     $                     -
Accrued Restructuring                                                                        -                           -
Accrued Hilco Financing Fees                                                                 -                           -
Accrued A/P Expense                                                                          -                           -
Due to ZB, Co Inc                                                                          7.2                           -
Due to ZB, Co Inc - From Congress Bank                                                   250.0                           -
Due to Children's Development, Inc.                                                          -                           -
                                                                                                  -------------------------
                                                                      $                  257.2     $                     -
                                                                     ==========================   =========================
Adjustments to Owner Equity
Intercompany adjustments to equity for Children's Product, Inc        $              182,556.8     $             174,897.0
              and Children's Development, Inc.
Adjustment per The Right Start Transaction                                            45,974.0

                                                                     --------------------------   -------------------------
                                                                      $              228,530.8     $             174,897.0
                                                                     ==========================   =========================
Postpetition Contributions (Distributions) (Draws)
None




Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.





                                                              FORM MOR-3 (CON'T)
                                                              (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                        Debtor

 Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)

                          STATUS OF POSTPETITION TAXES
                                     (000s)
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                                               Beginning       Amount                                     Ending
                                                                  Tax       Withheld or    Amount     Date    Check No.     Tax
                                                               Liability      Accrued       Paid      Paid     or EFT    Liability
Federal
Withholding                                                    $       -    $         -   $     -                        $       -
FICA-Employee                                                          -              -         -                                -
FICA-Employer                                                          -              -         -                                -
Unemployment                                                           -              -         -                                -
Income                                                                 -              -         -                                -
Other:                                                                 -              -         -                                -
                                                              ------------------------------------                      -----------
   Total Federal Taxes                                         $       -    $         -   $     -                        $       -
State and Local
Withholding                                                    $       -    $         -   $     -                        $       -
Sales                                                                  -              -         -                                -
Excise                                                                 -              -         -                                -
Unemployment                                                           -              -         -                                -
Real Property                                                          -              -         -                                -
Personal Property                                                      -              -         -                                -
Other: NJ Private Disability, NY State Disability, and OPT.            -              -         -                                -
       ----------------------------------------------------
   Total State and Local                                       $       -    $         -   $     -                        $       -
                                                              ------------------------------------                      -----------
Total Taxes                                                    $       -    $         -   $     -                        $       -


                      SUMMARY OF UNPAID POSTPETITION DEBTS
                                    (in 000s)

Attach aged listing of accounts payable.

                                                                                        Number of Days Past Due
                                                            Current          0-30          31-60     61-90     Over 90      Total
Accounts Payable                                             $         -    $         -    $    -   $      -   $      -  $       -
Wages Payable                                                          -              -         -          -          -          -
Taxes Payable                                                          -              -         -          -          -          -
Rent/Leases-Building                                                   -              -         -          -          -          -
Rent/Leases-Equipment                                                  -              -         -          -          -          -
Secured Debt/Adequate Protection Payments                              -              -         -          -          -          -
Professional Fees                                                      -              -         -          -          -          -
Amounts Due to Insiders*                                               -              -         -          -          -          -
Other:  See listing at MOR 3                                           -              -         -          -          -          -
Other:__________________________                                       -              -         -          -          -          -
                                                            -----------------------------------------------------------------------
Total Postpetition Debts                                     $         -    $         -    $    -   $      -   $      -  $       -

Explain how and when the Debtor intends to pay any past-due postpetition debts.


*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                     (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                          Debtor

  Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                                    (in 000s)

A/R were purchased by The Right Start during the period

Accounts Receivable Reconciliation                                                 Amount
Total Accounts Receivable at the beginning of the reporting period                      $ 8,300.0
+ Amounts billed during the period                                                              -
- Amounts collected during the period                                                           -
                                                                                        ---------
Total Accounts Receivable at the end of the reporting period                            $ 8,300.0
                                                                                        =========

Accounts Receivable Aging                                                          Amount
0 - 30 days old                                                                         $       -
31 - 60 days old                                                                          8,300.0
61 - 90 days old                                                                                -
91+ days old                                                                                    -
Total Accounts Receivable                                                                 8,300.0
Amount considered uncollectible (Bad Debt)                                                      -
                                                                                        ---------
Accounts Receivable (Net)                                                               $ 8,300.0
                                                                                        =========


                              DEBTOR QUESTIONNAIRE

Must be completed each month                                                        Yes             No
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                             X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below.                                                                                            X
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                X
4.   Are workers compensation, general liability and other necessary insurance
     coverages in effect? If no, provide an explanation below.                         X



                                                                      FORM MOR-5
                                                                      (9/99)

                            Zany Brainy, Inc., et al
                            Case # 01-1744 - #01-1749
                            Schedule of Disbursements
                                 November, 2001

Checks
------

       Date              Check #           Amount                     Payee
       ----              -------           ------                     -----
     11/07/01             1018              $    40.00        State of NJ
     11/07/01             1019              $42,244.00        State of Tennessee
     11/11/01             1020              $   614.79        Comp USA
     11/13/01             1021              $    76.49        Staples
     11/16/01             1022              $ 1,100.00        Olympic Signs


Wire Transfers
--------------

       Date                                Amount                     Payee
       ----                                ------                     -----
       None

                                           -----------
Total All Disbursements                     $44,075.28
                                           ===========

                         UNITED STATES BANKRUPTCY COURT
                             FOR DISTRICT OF DELWARE

In re Children's Product, Inc.                               Case No.    01-1747
      ------------------------

 Reporting Period:  Fiscal November, 2001 (November 4, 2001 to December 1, 2001)


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                 Document    Explanation
REQUIRED DOCUMENTS                                                            Form No.           Attached     Attached
Schedule of Cash Receipts and Disbursements                                 MOR-1                   No           No
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (CON'T)           No           No
     Copies of bank statements                                                                      No           No
     Cash disbursements journals                                                                    No           No
Statement of Operations                                                     MOR-2                   No           No
Balance Sheet                                                               MOR-3                   Yes          No
Status of Postpetition Taxes                                                MOR-4                   No           No
     Copies of IRS Form 6123 or payment receipt                                                     No           No
     Copies of tax returns filed during reporting period                                            No           No
Summary of Unpaid Postpetition Debts                                        MOR-4                   No           No
     Listing of aged accounts payable                                                               No           No
Accounts Receivable Reconciliation and Aging                                MOR-5                   No           No
Debtor Questionnaire                                                        MOR-5                   No           No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                                  Date


_______________________________________
Signature of Joint Debtor                            Date


---------------------------------------
Signature of Authorized Individual*                  Date

John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

In re  Children's Product, Inc.                                 Case No. 01-1747
       ------------------------                                         --------
                        Debtor

 Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                          Operating               Payroll                 Tax                    Other
                                     #                      #                   #                      #

BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)            SEE RECONCILIATIONS ATTACHED.
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
  balance per books

DEPOSITS IN TRANSIT                   Date      Amount      Date       Amount       Date       Amount      Date       Amount

                      ----------------------------------------------------------------------------------
                        In connection with the Transaction, substabtially all of the assets, including cash, was transferred to The Right Start, Inc. on September 6, 2001
                      ----------------------------------------------------------------------------------

CHECKS OUTSTANDING                    Ck. #     Amount      Ch. #      Amount       Ck. #      Amount      Ck. #      Amount



OTHER

                                                              FORM MOR-1 (CON'T)
                                                                  (9/99)

In re Children's Product, Inc.                                  Case No. 01-1747
      ------------------------                                          --------
                       Debtor

 Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                      (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                         Cumulative
REVENUES                                                                            Month              Filing to Date
Gross Revenues                                                                                    -   $       3,227.1
Less: Returns and Allowances                                                        $             -                 -
                                                                                    ----------------  ----------------
Net Revenue                                                                         $             -   $       3,227.1
COST OF GOODS SOLD
Beginning Inventory                                                                               -                 -
Add: Purchases                                                                                    -                 -
Add: Cost of Labor                                                                                -                 -
Add: Other Costs (attach schedule)                                                                -                 -
Less: Ending Inventory                                                                            -                 -
Cost of Goods Sold                                                                                -                 -
                                                                                    ----------------  ----------------
Gross Profit                                                                        $             -   $       3,227.1
OPERATING EXPENSES
Advertising                                                                                       -                 -
Auto and Truck Expense                                                                            -                 -
Bad Debts                                                                                         -                 -
Contributions                                                                                     -                 -
Employee Benefits Programs                                                                        -                 -
Insider Compensation*                                                                             -                 -
Insurance                                                                                         -                 -
Management Fees/Bonuses                                                                           -                 -
Office Expense                                                                                    -                 -
Pension & Profit-Sharing Plans                                                                    -                 -
Repairs and Maintenance                                                                           -                 -
Rent and Lease Expense                                                                            -                 -
Salaries/Commissions/Fees                                                                         -                 -
Supplies                                                                                          -                 -
Taxes - Payroll                                                                                   -                 -
Taxes - Real Estate                                                                               -                 -
Taxes - Other                                                                                     -                 -
Travel and Entertainment                                                                          -                 -
Utilities                                                                                         -                 -
Other (attach schedule)                                                                           -               2.8
                                                                                    ----------------  ----------------
Total Operating Expenses Before Depreciation                                                      -               2.8
Depreciation/Depletion/Amortization
                                                                                    ----------------  ----------------
Net Profit (Loss) Before Other Income & Expenses                                    $             -   $       3,224.3
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                    -                 -
Interest Expense                                                                                  -                 -
Other Expense (attach schedule)                                                                   -                 -
                                                                                    ----------------  ----------------
Net Profit (Loss) Before Reorganization Items                                       $             -   $       3,224.3
REORGANIZATION ITEMS
Professional Fees                                                                                 -                 -
U. S. Trustee Quarterly Fees                                                                      -                 -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                      -                 -
Gain (Loss) from Sale of Equipment                                                                -                 -
Other Reorganization Expenses (attach schedule)                                                   -                 -
                                                                                    ----------------  ----------------
Total Reorganization Expenses                                                                     -                 -
Income Taxes                                                                                      -                 -
                                                                                    ----------------  ----------------
Net Profit (Loss)                                                                   $             -   $       3,224.3
                                                                                    ================  ================

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                             (9/99)

In re Children's Product, Inc.                                  Case No. 01-1747
      ------------------------                                          --------
                        Debtor

 Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                           BOOK VALUE AT END OF          BOOK VALUE ON
                           ASSETS                                        CURRENT REPORTING MONTH         PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                        $                   -        $                5.5
Restricted Cash and Cash Equivalents (see continuation sheet)                                -
Accounts Receivable (Net)                                                             22,964.0                    19,737.0
Notes Receivable                                                                     138,129.0                   138,129.0
Inventories                                                                                  -
Prepaid Expenses                                                                             -
Professional Retainers                                                                       -
Other Current Assets (attach schedule)                                                       -
                                                                         ----------------------       ---------------------
TOTAL CURRENT ASSETS                                                     $           161,093.0        $          157,871.5
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
                                                                         ----------------------       ---------------------
TOTAL PROPERTY & EQUIPMENT                                               $                   -        $                  -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
                                                                         ----------------------       ---------------------
TOTAL OTHER ASSETS                                                       $                   -        $                  -

TOTAL ASSETS                                                             $           161,093.0        $          157,871.5
                                                                         ======================       =====================

                                                                           BOOK VALUE AT END OF          BOOK VALUE ON
                                                                         CURRENT REPORTING MONTH         PETITION DATE
           LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                              -                           -
Taxes Payable (refer to FORM MOR-4)                                                           -                           -
Wages Payable                                                                                 -                           -
Notes Payable                                                                                 -                           -
Rent / Leases - Building/Equipment                                                            -                           -
Secured Debt / Adequate Protection Payments                                                   -                           -
Professional Fees                                                                             -                           -
Amounts Due to Insiders*                                                                      -                           -
Other Postpetition Liabilities (attach schedule)                                              -                           -
                                                                         -----------------------      ----------------------
TOTAL POSTPETITION LIABILITIES                                           $                    -       $                   -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                  -                           -
Priority Debt                                                                                 -                           -
Unsecured Debt                                                                                -                           -
                                                                         -----------------------      ----------------------
TOTAL PRE-PETITION LIABILITIES                                           $                    -       $                   -

TOTAL LIABILITIES                                                        $                    -       $                   -
OWNER EQUITY
Capital Stock                                                                                 -                           -
Additional Paid-In Capital                                                            106,817.7                   106,817.7
Partners' Capital Account                                                                     -                           -
Owner's Equity Account                                                                        -                           -
Retained Earnings - Pre-Petition                                                       51,053.8                    51,053.8
Retained Earnings - Postpetition                                                        3,221.5                           -
Adjustments to Owner Equity (attach schedule)                                                 -                           -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                          -                           -
                                                                         -----------------------      ----------------------
NET OWNER EQUITY                                                         $            161,093.0       $           157,871.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                     $            161,093.0       $           157,871.5
                                                                         =======================      ======================

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                       (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Children's Development, Inc.                             Case No.  01-1748
      ----------------------------                                       -------

 Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)


                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                        Document     Explanation
REQUIRED DOCUMENTS                                                                      Form No.        Attached       Attached
Schedule of Cash Receipts and Disbursements                                       MOR-1                    No             No
     Bank Reconciliation (or copies of debtor's bank reconciliations)             MOR-1 (CON'T)            No             No
     Copies of bank statements                                                                             No             No
     Cash disbursements journals                                                                           No             No
Statement of Operations                                                           MOR-2                    No             No
Balance Sheet                                                                     MOR-3                    Yes            No
Status of Postpetition Taxes                                                      MOR-4                    No             No
    Copies of IRS Form 6123 or payment receipt                                                             No             No
    Copies of tax returns filed during reporting period                                                    No             No
Summary of Unpaid Postpetition Debts                                              MOR-4                    No             No
    Listing of aged accounts payable                                                                       No             No
Accounts Receivable Reconciliation and Aging                                      MOR-5                    No             No
Debtor Questionnaire                                                              MOR-5                    No             No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                               Date


_______________________________________
Signature of Joint Debtor                         Date


---------------------------------------
Signature of Authorized Individual*               Date

John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                       (9/99)

In re Children's Development, Inc.                             Case No.  01-1748
      ----------------------------                                       -------
Debtor Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
              A bank reconciliation must be included for each bank
  account. The debtor's bank reconciliation may be substituted for this page.

                        Operating           Payroll           Tax          Other

                     #                   #                  #            #

BALANCE PER BOOKS

BANK BALANCE

(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)        SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT         Date  Amount Date  Amount  Date  Amount Date  Amount

 -------------------------------------------------------------------------------
        In connection with Transaction, substabtially all of the assets, including cash, was transferred to The Right Start, Inc. on September 6, 2001
 -------------------------------------------------------------------------------

CHECKS OUTSTANDING          Ck. # Amount Ch. # Amount  Ck. # Amount Ck. # Amount

OTHER

                                                              FORM MOR-1 (CON'T)
                                                                  (9/99)

In re Children's Development, Inc.                        Case No. 01-1748
      ----------------------------                                 -------
Debtor


  Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                Cumulative
REVENUES                                                                          Month       Filing to Date
Gross Revenues                                                                 $          -      $ 3,549.8
Less: Returns and Allowances
                                                                               ------------      ---------
Net Revenue                                                                    $          -      $ 3,549.8
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
                                                                               ------------      ---------
Gross Profit                                                                   $          -      $ 3,549.8
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense                                                                                 1.0
Salaries/Commissions/Fees                                                                              0.7
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                   -            2.8
                                                                               ------------      ---------
Total Operating Expenses Before Depreciation                                              -            4.5
Depreciation/Depletion/Amortization                                                       -           13.8
                                                                               ------------      ---------
Net Profit (Loss) Before Other Income & Expenses                               $          -      $ 3,531.5
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
                                                                               ------------      ---------
Net Profit (Loss) Before Reorganization Items                                  $          -      $ 3,531.5
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                               ------------      ---------
Total Reorganization Expenses
Income Taxes
                                                                               ------------      ---------
Net Profit (Loss)                                                              $          -      $ 3,531.5
                                                                               ============      =========

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                                          (9/99)

In re Children's Development, Inc.
      ----------------------------
                           Debtor                               Case No. 01-1748
                                                                         -------
                                         Reporting Period: Fiscal November, 2001
                                                           ---------------------
                                          (November 4, 2001 to December 1, 2001)
                                          --------------------------------------

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                     BOOK VALUE AT END OF           BOOK VALUE ON
                       ASSETS                                      CURRENT REPORTING MONTH          PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                                $              6.5
Restricted Cash and Cash Equivalents (see continuation sheet)                           -                         -
Accounts Receivable (Net)                                                        21,463.8                  17,914.0
Notes Receivable                                                                        -                         -
Inventories                                                                             -                         -
Prepaid Expenses                                                                        -                         -
Professional Retainers                                                                  -                         -
Other Current Assets (attach schedule)                                                  -                         -
                                                                      -------------------        ------------------
TOTAL CURRENT ASSETS                                                  $          21,463.8        $         17,920.5

PROPERTY AND EQUIPMENT
Real Property and Improvements                                                          -                         -
Machinery and Equipment                                                                 -                         -
Furniture, Fixtures and Office Equipment                                                -                         -
Leasehold Improvements                                                                  -                         -
Vehicles                                                                                -                         -
Less Accumulated Depreciation                                                           -                         -
                                                                      -------------------        ------------------
TOTAL PROPERTY & EQUIPMENT                                            $                 -        $                -

OTHER ASSETS
Loans to Insiders*                                                                      -                         -
Other Assets (attach schedule)                                                          -                     170.0
                                                                      -------------------        ------------------
TOTAL OTHER ASSETS                                                    $                 -        $            170.0

TOTAL ASSETS                                                          $          21,463.8        $         18,090.5
                                                                      ===================        ==================

                                                                     BOOK VALUE AT END OF           BOOK VALUE ON
            LIABILITIES AND OWNER EQUITY                           CURRENT REPORTING MONTH          PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)

Accounts Payable                                                                        -                         -
Taxes Payable (refer to FORM MOR-4)                                                     -                         -
Wages Payable                                                                           -                         -
Notes Payable                                                                           -                         -
Rent / Leases - Building/Equipment                                                      -                         -
Secured Debt / Adequate Protection Payments                                             -                         -
Professional Fees                                                                       -                         -
Amounts Due to Insiders*                                                                -                         -
Other Postpetition Liabilities (attach schedule)                                        -                         -
                                                                      -------------------        ------------------
TOTAL POSTPETITION LIABILITIES                                        $                 -        $                -

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                            -                         -
Priority Debt                                                                           -                         -
Unsecured Debt                                                                          -                         -
                                                                      -------------------        ------------------
TOTAL PRE-PETITION LIABILITIES                                        $                 -        $                -

TOTAL LIABILITIES                                                     $                 -        $                -

OWNER EQUITY
Capital Stock                                                                           -                         -
Additional Paid-In Capital                                                            5.0                       5.0
Partners' Capital Account                                                               -                         -
Owner's Equity Account                                                                  -                         -
Retained Earnings - Pre-Petition                                                 18,085.5                  18,085.5
Retained Earnings - Postpetition                                                  3,373.3                         -
Adjustments to Owner Equity (attach schedule)                                           -                         -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                    -                         -
                                                                      -------------------        ------------------
NET OWNER EQUITY                                                      $          21,463.8        $         18,090.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                  $          21,463.8        $         18,090.5
                                                                      ===================        ==================

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-3
                                                                          (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Noodle Kidoodle d/b/a Zany Brainy, Inc.                   Case No. 01-1744
      ---------------------------------------                            -------

  Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                      Document    Explanation
REQUIRED DOCUMENTS                                                     Form No.       Attached      Attached
Schedule of Cash Receipts and Disbursements                            MOR-1             No            No
     Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)     No            No
     Copies of bank statements                                                           No            No
     Cash disbursements journals                                                         No            No
Statement of Operations                                                MOR-2             No            No
Balance Sheet                                                          MOR-3             No            No
Status of Postpetition Taxes                                           MOR-4             No            No
    Copies of IRS Form 6123 or payment receipt                                           No            No
    Copies of tax returns filed during reporting period                                  No            No
Summary of Unpaid Postpetition Debts                                   MOR-4             No            No
    Listing of aged accounts payable                                                     No            No
Accounts Receivable Reconciliation and Aging                           MOR-5             No            No
Debtor Questionnaire                                                   MOR-5             No            No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                              Date


_______________________________________
Signature of Joint Debtor                        Date


_______________________________________
Signature of Authorized Individual*              Date

John Reilly                                    President
-----------                                    ---------
Printed Name of Authorized Individual          Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Children's Distribution, LLC                              Case No. 01-1746
      ----------------------------                                       -------

  Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                          Document   Explanation
REQUIRED DOCUMENTS                                                            Form No.    Attached     Attached
Schedule of Cash Receipts and Disbursements                             MOR-1                No           No

     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CON'T)        No           No
     Copies of bank statements                                                               No           No
     Cash disbursements journals                                                             No           No
Statement of Operations                                                 MOR-2                No           No
Balance Sheet                                                           MOR-3                No           No
Status of Postpetition Taxes                                            MOR-4                No           No
    Copies of IRS Form 6123 or payment receipt                                               No           No
    Copies of tax returns filed during reporting period                                      No           No
Summary of Unpaid Postpetition Debts                                    MOR-4                No           No
    Listing of aged accounts payable                                                         No           No
Accounts Receivable Reconciliation and Aging                            MOR-5                No           No
Debtor Questionnaire                                                    MOR-5                No           No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                    Date


_______________________________________
Signature of Joint Debtor                              Date


_______________________________________
Signature of Authorized Individual*                    Date

John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Zany Brainy Direct LLC                                    Case No. 01-1745
      ----------------------                                             -------

  Reporting Period: Fiscal November, 2001 (November 4, 2001 to December 1, 2001)


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                        Document     Explanation
REQUIRED DOCUMENTS                                                           Form No.   Attached      Attached
Schedule of Cash Receipts and Disbursements                           MOR-1                No            No
     Bank Reconciliation (or copies of debtor's bank reconciliations) MOR-1 (CON'T)        No            No
     Copies of bank statements                                                             No            No
     Cash disbursements journals                                                           No            No
Statement of Operations                                               MOR-2                No            No
Balance Sheet                                                         MOR-3                No            No
Status of Postpetition Taxes                                          MOR-4                No            No
    Copies of IRS Form 6123 or payment receipt                                             No            No
    Copies of tax returns filed during reporting period                                    No            No
Summary of Unpaid Postpetition Debts                                  MOR-4                No            No
    Listing of aged accounts payable                                                       No            No
Accounts Receivable Reconciliation and Aging                          MOR-5                No            No
Debtor Questionnaire                                                  MOR-5                No            No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                Date


_______________________________________
Signature of Joint Debtor                          Date


_______________________________________
Signature of Authorized Individual*                Date

John Reilly                                      President
-----------                                      ---------
Printed Name of Authorized Individual            Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)